UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017

Trupal Media, Inc.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

333-208862	46-5200354
(Commission File Number)	(IRS Employer Identification No.)

1205 LINCOLN AVENUE, SUITE 220
MIAMI BEACH FL 33139
(Address of Principal Executive Offices and zip code)

(954) 882-7951
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Company’s Certifying Accountant.

(a) Effective January 27, 2017, Trupal Media, Inc. (the “Company”) dismissed BF Borgers CPAs (“Borgers”) as the Company’s independent registered public accounting firm. The dismissal was recommended and approved by the Company’s board of directors.

The reports of Borgers regarding the Company’s financial statements for each of the two most recent fiscal years of the Company did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

During the two most recent fiscal years of the Company and through January 27, 2017, there were (i) no disagreements between the Company and Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers, would have caused Borgers to make reference thereto in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Borgers with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Borgers provided a letter, dated January 27, 2017, stating its agreement with such statements as related to Borgers, which is attached as Exhibit 16 to this Form 8-K.

(b) On January 27, 2017, the Company engaged Heaton & Company, PLLC (“Heaton”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017.

During the Company’s two most recent fiscal years ended March 31, 2016 and 2015 and the subsequent interim period through January 27, 2017, neither the Company nor anyone acting on its behalf consulted with Heaton regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Heaton, nor did Heaton provide written or oral advice to the Company that Heaton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a “disagreement” or “reportable event” (as such terms are described in Items 304(a)(1)(iv) and (v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit 16.1	Letter on Change in Certifying Accountant dated January 27, 2017 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trupal Media, Inc.

Date: January 30, 2017

By:	/s/ Panayis Palexas
Panayis Palexas
Chief Executive Officer